UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 25, 2010

PHARMATHENE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Place, Suite 450, Annapolis, Maryland	21401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (410) 269-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2010, the Board of Directors (the “Board”) of PharmAthene, Inc. (the “Company”) promoted Eric I. Richman to President and Chief Operating Officer of the Company, effective immediately.   Mr. Richman was previously the Company’s Senior Vice President, Business Development & Strategic Planning.  Mr. Richman will assume management oversight of all day-to-day operations of the Company.

In connection with his promotion to President and Chief Operating Officer, Mr. Richman was granted a stock option to purchase 100,000 shares of the Company’s common stock at an exercise price of $1.51, the closing price of the Company’s common stock as reported on the NYSE Amex on March 25, 2010.  The stock option vests over a 4 year period with 25% each vesting on the first, second, third and fourth anniversaries of the grant date and will expire on March 25, 2020.

In connection with Mr. Richman’s promotion, the Company issued a press release on March 30, 2010, which is attached as Exhibit 99.1 hereto.

Item 8.01	Other Events

The Company’s 2010 Annual Meeting of Stockholders is scheduled to be held at 11 a.m. on June 23, 2010 at The Westin Annapolis, 100 Westgate Circle, Annapolis, Maryland (the “Annual Meeting”).  The record date for determining stockholders entitled to vote at the meeting is scheduled to be May 10, 2010.

Because the date of the 2010 annual meeting will be more than 30 days before the anniversary date of the 2009 Annual Meeting of Stockholders of the Company, the Company is informing its stockholders, pursuant to Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the following deadline for stockholder proposals:

In order for a stockholder proposal to be considered for inclusion in the Company’s Proxy Statement for the Annual Meeting pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), notice of the proposal must be received at the Company’s principal executive offices at One Park Place, Suite 450, Annapolis, MD 21401 and be directed to the attention of the Corporate Secretary, no later than April  9, 2010. All stockholder proposals must be in compliance with applicable laws and regulations, including without limitation, Rule 14a-8, in order to be considered for inclusion in the proxy statement for the Annual Meeting.  The Company considers April 9, 2010 to be a reasonable time before it begins the printing and mailing of its proxy materials for the Annual Meeting.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

No.	Description

99.1	Press release, dated March 30, 2010, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMATHENE, INC. (Registrant)

Date: March 30, 2010	By:	/s/ Jordan P. Karp, Esq.
Jordan P. Karp, Esq. Senior Vice President and General Counsel